Exhibit 99.1

Essent Group Ltd. Announces First Quarter 2022 Results and Increases Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--May 6, 2022--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2022 of $274.2 million or $2.52 per diluted share, compared to $135.6 million or $1.21 per diluted share for the quarter ended March 31, 2021.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.21 per common share. The dividend is payable on June 10, 2022, to shareholders of record on June 1, 2022.
“Our strong results for the quarter reflect the continued favorable credit performance of our portfolio,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our outlook on housing remains positive, and we believe that the fundamentals of our business remain solid. More importantly, with the strength of our balance sheet and buy, manage, and distribute operating model, we are built to manage through economic cycles. In connection with that, we are pleased to announce that our Board has approved an increase in our quarterly dividend to $0.21 per share.”
First Quarter 2022 Financial Highlights:
•Insurance in force as of March 31, 2022 was $206.8 billion, compared to $207.2 billion as of December 31, 2021 and $197.1 billion as of March 31, 2021.

•New insurance written for the first quarter was $12.8 billion, compared to $16.4 billion in the fourth quarter of 2021 and $19.3 billion in the first quarter of 2021.

•Net premiums earned for the first quarter were $215.3 million, compared to $217.3 million in the fourth quarter of 2021 and $219.1 million in the first quarter of 2021.

•Income from other invested assets for the first quarter was $24.7 million, compared to $15.0 million in the fourth quarter of 2021.

•The expense ratio for the first quarter was 18.9%, compared to 19.0% in the fourth quarter of 2021 and 19.3% in the first quarter of 2021.

•The provision for losses and LAE for the first quarter was a benefit of $106.9 million, compared to a benefit of $3.4 million in the fourth quarter of 2021 and a provision of $32.3 million in the first quarter of 2021.
◦The provision in the first quarter of 2022 included a $101.2 million benefit associated with a change in the claim rate assumption for COVID-19 defaults recorded in the second and third quarters of 2020.

•The percentage of loans in default as of March 31, 2022 was 1.93%, compared to 2.16% as of December 31, 2021 and 3.70% as of March 31, 2021.

•The combined ratio for the first quarter was negative (30.7%), compared to 17.4% in the fourth quarter of 2021 and 34.0% in the first quarter of 2021.

•The consolidated balance of cash and investments at March 31, 2022 was $5.1 billion, which includes holding company net cash and investments available for sale of $578.6 million.

•The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 9.9:1 as of March 31, 2022.

•During the quarter, we entered into a second quota share reinsurance transaction with a panel of highly rated third-party reinsurers. The quota share agreement covers 20% of all eligible policies written by Essent Guaranty, Inc. for the period January 1, 2022 through December 31, 2022.

•Essent’s Board of Directors has authorized a new share repurchase plan of up to $250 million of the Company’s common shares through December 31, 2023. The prior repurchase authorization from May 2021 was completed in April 2022.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.

In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on February 16, 2022, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance (“ESG”) initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended March 31, 2022

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit K	Detail of Reserves by Default Delinquency
Exhibit L	Investments Available for Sale
Exhibit M	Insurance Company Capital

		Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2022	2021
Revenues:
Direct premiums written	$220,254	$235,257
Ceded premiums	(20,523)	(30,896)
Net premiums written	199,731	204,361
Decrease in unearned premiums	15,599	14,706
Net premiums earned	215,330	219,067
Net investment income	24,680	21,788
Realized investment (losses) gains, net	(7,352)	641
Income from other invested assets	24,705	526
Other income	7,248	2,775
Total revenues	264,611	244,797

Losses and expenses:
(Benefit) provision for losses and LAE	(106,858)	32,322
Other underwriting and operating expenses	40,796	42,239
Interest expense	2,226	2,051
Total losses and expenses	(63,836)	76,612

Income before income taxes	328,447	168,185
Income tax expense	54,280	32,537
Net income	$274,167	$135,648

Earnings per share:
Basic	$2.53	$1.21
Diluted	2.52	1.21

Weighted average shares outstanding:
Basic	108,166	112,016
Diluted	108,590	112,378

Net income	$274,167	$135,648

Other comprehensive income (loss):
Change in unrealized depreciation of investments	(203,006)	(59,203)
Total other comprehensive loss	(203,006)	(59,203)
Comprehensive income	$71,161	$76,445

Loss ratio	(49.6%)	14.8%
Expense ratio	18.9	19.3
Combined ratio	(30.7%)	34.0%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2022	2021
Assets
Investments
Fixed maturities available for sale, at fair value	$4,145,542	$4,649,800
Short-term investments available for sale, at fair value	517,363	313,087
Total investments available for sale	4,662,905	4,962,887
Other invested assets	212,521	170,472
Total investments	4,875,426	5,133,359
Cash	203,845	81,491
Accrued investment income	23,233	26,546
Accounts receivable	45,167	46,157
Deferred policy acquisition costs	11,148	12,178
Property and equipment	20,308	11,921
Prepaid federal income tax	360,810	360,810
Other assets	46,208	49,712

Total assets	$5,586,145	$5,722,174

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$293,072	$407,445
Unearned premium reserve	169,786	185,385
Net deferred tax liability	359,919	373,654
Credit facility borrowings, net of deferred costs	420,073	419,823
Other accrued liabilities	128,227	99,753
Total liabilities	1,371,077	1,486,060

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 108,140 shares in 2022 and 109,377 shares in 2021	1,622	1,641
Additional paid-in capital	1,358,583	1,428,952
Accumulated other comprehensive (loss) income	(152,299)	50,707
Retained earnings	3,007,162	2,754,814
Total stockholders' equity	4,215,068	4,236,114

Total liabilities and stockholders' equity	$5,586,145	$5,722,174

Return on average equity (1)	26.0%	16.8%

(1) The 2022 return on average equity is calculated by dividing annualized year-to-date 2022 net income by average equity.  The 2021 return on average equity is calculated by dividing full year 2021 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2022	2021
Selected Income Statement Data	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$203,312	$205,877	$207,127	$204,149	$207,840
GSE and other risk share	12,018	11,444	11,591	13,288	11,227
Net premiums earned	215,330	217,321	218,718	217,437	219,067
Net investment income	24,680	23,661	21,573	21,743	21,788
Realized investment (losses) gains, net	(7,352)	(191)	221	(253)	641
Income from other invested assets (1)	24,705	14,997	40,741	122	526
Other income (2)	7,248	1,128	2,283	4,212	2,775
Total revenues	264,611	256,916	283,536	243,261	244,797

Losses and expenses:
(Benefit) provision for losses and LAE	(106,858)	(3,433)	(7,483)	9,651	32,322
Other underwriting and operating expenses	40,796	41,232	42,272	41,114	42,239
Interest expense	2,226	2,095	2,063	2,073	2,051
Total losses and expenses	(63,836)	39,894	36,852	52,838	76,612

Income before income taxes	328,447	217,022	246,684	190,423	168,185
Income tax expense (3)	54,280	36,035	41,331	30,628	32,537
Net income	$274,167	$180,987	$205,353	$159,795	$135,648

Earnings per share:
Basic	$2.53	$1.65	$1.85	$1.43	$1.21
Diluted	2.52	1.64	1.84	1.42	1.21

Weighted average shares outstanding:
Basic	108,166	109,550	111,001	112,118	112,016
Diluted	108,590	110,028	111,387	112,454	112,378

Book value per share	$38.98	$38.73	$37.58	$36.32	$34.75
Return on average equity (annualized)	26.0%	17.2%	19.9%	16.0%	13.9%

Other Data:
Loss ratio (4)	(49.6%)	(1.6%)	(3.4%)	4.4%	14.8%
Expense ratio (5)	18.9	19.0	19.3	18.9	19.3
Combined ratio	(30.7%)	17.4%	15.9%	23.3%	34.0%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$325,000	$325,000	$325,000
Undrawn committed capacity	$400,000	$400,000	$300,000	$300,000	$300,000
Weighted average interest rate (end of period)	1.99%	1.79%	2.13%	2.13%	2.13%
Debt-to-capital	9.16%	9.12%	7.23%	7.37%	7.65%

(1) Income from other invested assets for the three months ended September 30, 2021 includes $39.5 million of net unrealized gains, which includes $21.1 million of net unrealized gains that were accumulated in other comprehensive income at June 30, 2021 and prior periods.

(2) For each of the three month periods noted, Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements as follows: March 31, 2022: $4,365; December 31, 2021: ($2,931); September 30, 2021: ($1,493); June 30, 2021: $950; March 31, 2021: ($606).

(3) Income tax expense for the quarters ended December 31, 2021 and March 31, 2021 includes $2,473 and $5,718, respectively, of discrete tax expense associated with an increase in the estimate of our beginning of the year deferred state income tax liability. Income tax expense for the quarters ended March 31, 2022, December 31, 2021 and September 30, 2021 includes $7,002, $1,759 and $8,271, respectively, of discrete tax expense associated with realized and unrealized gains and losses.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

				Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2022	2021
Other Data, continued:	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$12,841,482	$16,379,082	$23,579,884	$25,004,854	$19,254,014
New risk written	3,438,016	4,331,531	6,273,735	6,445,864	4,616,450

Bulk:
New insurance written	$—	$416	$—	$—	$—
New risk written	—	41	—	—	—

Total:
New insurance written	$12,841,482	$16,379,498	$23,579,884	$25,004,854	$19,254,014
New risk written	$3,438,016	$4,331,572	$6,273,735	$6,445,864	$4,616,450

Average insurance in force	$206,631,135	$207,388,906	$206,732,478	$199,739,297	$197,749,668
Insurance in force (end of period)	$206,842,996	$207,190,544	$208,216,549	$203,559,859	$197,091,191
Gross risk in force (end of period) (6)	$52,847,985	$52,554,246	$52,457,020	$50,835,835	$48,951,602
Risk in force (end of period)	$45,261,164	$45,273,383	$45,074,159	$42,906,519	$41,135,978
Policies in force	774,002	785,119	798,877	794,743	785,382
Weighted average coverage (7)	25.5%	25.4%	25.2%	25.0%	24.8%
Annual persistency	69.1%	65.4%	62.2%	58.3%	56.1%

Loans in default (count)	14,923	16,963	19,721	23,504	29,080
Percentage of loans in default	1.93%	2.16%	2.47%	2.96%	3.70%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (8)	0.41%	0.42%	0.42%	0.43%	0.44%
Single premium cancellations (9)	0.02%	0.03%	0.03%	0.03%	0.04%
Gross average premium rate	0.43%	0.45%	0.45%	0.46%	0.48%
Ceded premiums	(0.04%)	(0.05%)	(0.05%)	(0.05%)	(0.06%)
Net average premium rate	0.39%	0.40%	0.40%	0.41%	0.42%

(6) Gross risk in force includes risk ceded under third-party reinsurance.
(7) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(8) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(9) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

					Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended
	March 31, 2022		December 31, 2021		March 31, 2021
($ in thousands)
>=760	$5,410,654	42.1%	$6,643,740	40.6%	$8,471,121	44.0%
740-759	2,113,232	16.5	2,833,379	17.3	3,153,327	16.4
720-739	1,991,318	15.5	2,472,738	15.1	2,753,296	14.3
700-719	1,620,473	12.6	2,170,829	13.2	2,358,634	12.2
680-699	1,147,766	8.9	1,504,268	9.2	1,227,408	6.4
<=679	558,039	4.4	754,128	4.6	1,290,228	6.7
Total	$12,841,482	100.0%	$16,379,082	100.0%	$19,254,014	100.0%

Weighted average credit score	747		745		747

NIW by LTV
	Three Months Ended
	March 31, 2022		December 31, 2021		March 31, 2021
($ in thousands)
85.00% and below	$1,262,038	9.8%	$1,799,336	11.0%	$3,968,576	20.6%
85.01% to 90.00%	3,415,938	26.6	4,372,552	26.7	6,441,997	33.5
90.01% to 95.00%	6,416,255	50.0	7,722,842	47.1	7,052,522	36.6
95.01% and above	1,747,251	13.6	2,484,352	15.2	1,790,919	9.3
Total	$12,841,482	100.0%	$16,379,082	100.0%	$19,254,014	100.0%

Weighted average LTV	93%		92%		91%

NIW by Product
	Three Months Ended
	March 31, 2022		December 31, 2021		March 31, 2021
Single Premium policies		1.9%		2.7%		6.9%
Monthly Premium policies		98.1		97.3		93.1
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2022		December 31, 2021		March 31, 2021
Purchase		94.1%		92.1%		62.3%
Refinance		5.9		7.9		37.7
		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	March 31, 2022		December 31, 2021		March 31, 2021
($ in thousands)
>=760	$85,707,070	41.4%	$85,501,113	41.3%	$81,629,166	41.4%
740-759	35,048,891	17.0	35,111,019	17.0	33,969,375	17.2
720-739	31,180,765	15.1	31,158,325	15.0	29,323,182	14.9
700-719	26,040,114	12.6	26,105,790	12.6	23,775,892	12.1
680-699	16,847,202	8.1	16,819,629	8.1	15,241,886	7.7
<=679	12,018,954	5.8	12,494,668	6.0	13,151,690	6.7
Total	$206,842,996	100.0%	$207,190,544	100.0%	$197,091,191	100.0%

Weighted average credit score	746		745		745

Gross RIF by FICO score	March 31, 2022		December 31, 2021		March 31, 2021
($ in thousands)
>=760	$21,707,751	41.1%	$21,488,011	40.9%	$20,063,586	41.0%
740-759	9,041,350	17.1	8,992,181	17.1	8,512,926	17.4
720-739	8,091,445	15.3	8,029,952	15.3	7,410,503	15.1
700-719	6,724,288	12.7	6,693,045	12.7	5,947,590	12.1
680-699	4,338,206	8.2	4,299,245	8.2	3,798,221	7.8
<=679	2,944,945	5.6	3,051,812	5.8	3,218,776	6.6
Total	$52,847,985	100.0%	$52,554,246	100.0%	$48,951,602	100.0%

Portfolio by LTV
IIF by LTV	March 31, 2022		December 31, 2021		March 31, 2021
($ in thousands)
85.00% and below	$26,057,055	12.6%	$27,362,267	13.2%	$28,285,671	14.4%
85.01% to 90.00%	59,113,908	28.6	59,567,378	28.7	58,587,812	29.7
90.01% to 95.00%	92,460,810	44.7	91,350,909	44.1	84,042,974	42.6
95.01% and above	29,211,223	14.1	28,909,990	14.0	26,174,734	13.3
Total	$206,842,996	100.0%	$207,190,544	100.0%	$197,091,191	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	March 31, 2022		December 31, 2021		March 31, 2021
($ in thousands)
85.00% and below	$3,062,878	5.8%	$3,200,124	6.1%	$3,260,280	6.7%
85.01% to 90.00%	14,288,854	27.0	14,366,450	27.3	14,061,301	28.7
90.01% to 95.00%	26,960,457	51.0	26,592,162	50.6	24,287,268	49.6
95.01% and above	8,535,796	16.2	8,395,510	16.0	7,342,753	15.0
Total	$52,847,985	100.0%	$52,554,246	100.0%	$48,951,602	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	March 31, 2022		December 31, 2021		March 31, 2021
($ in thousands)
FRM 30 years and higher	$198,658,948	96.1%	$198,243,758	95.7%	$186,190,300	94.5%
FRM 20-25 years	3,365,533	1.6	3,658,366	1.8	4,354,432	2.2
FRM 15 years	3,580,416	1.7	3,996,684	1.9	4,763,796	2.4
ARM 5 years and higher	1,238,099	0.6	1,291,736	0.6	1,782,663	0.9
Total	$206,842,996	100.0%	$207,190,544	100.0%	$197,091,191	100.0%

					Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2022	2021
($ in thousands)	March 31	December 31	September 30	June 30	March 31
GSE and other risk share (1):
Risk in Force	$1,888,437	$1,788,918	$1,568,800	$1,496,247	$1,534,174
Reserve for losses and LAE	$254	$1,349	$1,389	$1,390	$1,312

Weighted average credit score	748	748	748	747	747
Weighted average LTV	84%	84%	84%	84%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
March 31, 2022

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$2,761,581	4.6%	17,165	4.33%	79.9%	71.9%	5.5%	15.2%	42.7%	2.9%	730	4.25%
2015	26,193,656	2,684,417	10.2	15,613	4.17	86.5	69.6	3.6	18.1	39.7	3.5	618	3.96
2016	34,949,319	5,591,978	16.0	30,487	3.86	88.4	66.9	9.2	15.4	43.6	3.9	1,114	3.65
2017	43,858,322	7,526,131	17.2	42,330	4.26	90.7	66.7	18.9	20.1	37.9	5.8	2,042	4.82
2018	47,508,525	8,357,025	17.6	44,754	4.78	93.9	67.4	23.8	21.4	33.0	9.2	2,542	5.68
2019	63,569,183	18,001,459	28.3	81,777	4.21	86.4	65.6	22.8	18.9	35.5	13.4	3,150	3.85
2020	107,944,065	71,633,103	66.4	260,871	3.18	63.8	52.4	11.5	10.9	45.2	9.7	3,263	1.25
2021	84,218,250	77,556,621	92.1	244,657	3.07	83.0	59.3	14.1	14.0	40.4	9.4	1,456	0.60
2022 (through March 31)	12,841,482	12,730,681	99.1	36,348	3.63	94.1	63.6	13.7	13.3	42.0	2.2	8	0.02
Total	$481,751,653	$206,842,996	42.9	774,002	3.40	78.2	58.8	14.1	14.0	41.4	6.4	14,923	1.93

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
March 31, 2022
($ in thousands)
Excess of Loss Reinsurance			Original Reinsurance in Force			Remaining Reinsurance in Force						Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Year-to-Date	Reduction in PMIERs Minimum Required Assets (9)
2015 & 2016	$7,994,097	$2,161,454	$333,844	$—	$333,844	$135,785	$—	$135,785	$—	$208,111	$207,023	$969	$—
2017	7,329,533	1,908,895	424,412	165,167	589,579	242,123	165,167	407,290	—	224,689	217,185	2,662	—
2018	8,233,272	2,104,668	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	249,213	3,192	—
2019 (3)	9,954,519	2,549,289	495,889	55,102	550,991	495,889	55,102	550,991	—	215,605	215,054	2,760	13,924
2019 & 2020 (4)	28,615,471	7,271,864	399,159	—	399,159	102,726	—	102,726	—	465,690	465,681	2,497	32,257
2020 & 2021 (5)	47,520,573	11,699,693	557,911	—	557,911	557,911	—	557,911	—	278,956	278,936	3,603	503,240
2021 (6)	44,685,107	11,789,932	439,407	—	439,407	439,407	—	439,407	—	279,415	279,415	4,151	388,513
Total	$154,332,572	$39,485,795	$3,123,806	$338,919	$3,462,725	$2,299,378	$296,413	$2,595,791	$—	$1,926,109	$1,912,507	$19,834	$937,934

Quota Share Reinsurance
						Losses Ceded	Ceding Commission	Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Year-to-Date	Year-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (9)
2019 & 2020	(7)	$79,216,280	$19,757,783	$17,451,969	$4,309,817	$(6,619)	$3,748	$315	$286,276
2022	(8)	$12,714,671	$3,406,064	$2,542,934	$681,213	$23	$185	$374	$46,627
Total		$91,930,951	$23,163,847	$19,994,903	$4,991,030	$(6,596)	$3,933	$689	$332,903

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on new insurance written from September 1, 2019 through July 31, 2020.
(5) Reinsurance coverage on new insurance written from August 1, 2020 through March 31, 2021.
(6) Reinsurance coverage on new insurance written from April 1, 2021 through September 30, 2021.
(7) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(8) Reinsurance coverage on 20% of all eligible policies written from January 1, 2022 through December 31, 2022.
(9) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	March 31, 2022	December 31, 2021	March 31, 2021
CA	13.2%	13.1%	12.5%
TX	10.0	9.9	9.8
FL	9.9	9.7	9.0
CO	4.1	4.1	4.1
WA	3.6	3.7	3.7
AZ	3.3	3.3	3.5
IL	3.3	3.3	3.4
GA	3.1	3.1	3.0
NJ	3.1	3.1	3.2
VA	3.1	3.1	3.1
All Others	43.3	43.6	44.7
Total	100.0%	100.0%	100.0%

Gross RIF by State
	March 31, 2022	December 31, 2021	March 31, 2021
CA	13.1%	13.0%	12.2%
TX	10.4	10.2	10.1
FL	10.2	10.0	9.3
CO	4.0	4.0	4.0
WA	3.6	3.6	3.6
AZ	3.4	3.3	3.5
IL	3.2	3.2	3.3
GA	3.2	3.1	3.1
VA	3.0	3.0	3.0
NJ	3.0	3.0	3.1
All Others	42.9	43.6	44.8
Total	100.0%	100.0%	100.0%

					Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2022	2021
	March 31	December 31	September 30	June 30	March 31
Beginning default inventory	16,963	19,721	23,504	29,080	31,469
Plus: new defaults (A)	6,188	5,809	5,132	4,934	7,422
Less: cures	(8,167)	(8,514)	(8,862)	(10,453)	(9,737)
Less: claims paid	(55)	(47)	(41)	(46)	(61)
Less: rescissions and denials, net	(6)	(6)	(12)	(11)	(13)
Ending default inventory	14,923	16,963	19,721	23,504	29,080

(A) New defaults remaining as of March 31, 2022	4,347	2,243	1,453	1,042	1,165
Cure rate (1)	30%	61%	72%	79%	84%

Total amount paid for claims (in thousands)	$826	$992	$1,069	$1,154	$1,989
Average amount paid per claim (in thousands)	$15	$21	$26	$25	$33
Severity	35%	45%	60%	57%	70%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2022	2021
($ in thousands)	March 31	December 31	September 30	June 30	March 31
Reserve for losses and LAE at beginning of period	$406,096	$411,567	$420,482	$409,811	$373,868
Less: Reinsurance recoverables	25,940	26,970	27,286	24,907	19,061
Net reserve for losses and LAE at beginning of period	380,156	384,597	393,196	384,904	354,807
Add provision for losses and LAE occurring in:
Current period	24,346	13,231	11,371	24,534	47,763
Prior years	(130,114)	(16,624)	(18,853)	(14,961)	(15,680)
Incurred losses and LAE during the period	(105,768)	(3,393)	(7,482)	9,573	32,083
Deduct payments for losses and LAE occurring in:
Current period	1	157	103	14	114
Prior years	904	891	1,014	1,267	1,872
Loss and LAE payments during the period	905	1,048	1,117	1,281	1,986
Net reserve for losses and LAE at end of period	273,483	380,156	384,597	393,196	384,904
Plus: Reinsurance recoverables	19,335	25,940	26,970	27,286	24,907
Reserve for losses and LAE at end of period	$292,818	$406,096	$411,567	$420,482	$409,811

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	March 31, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,338	29%	$21,348	8%	$269,069	8%
Four to eleven payments	4,971	33	64,332	24	312,976	21
Twelve or more payments	5,540	37	181,859	67	347,926	52
Pending claims	74	1	2,753	1	3,341	82
Total case reserves	14,923	100%	270,292	100%	$933,312	29
IBNR			20,272
LAE			2,254
Total reserves for losses and LAE			$292,818

Average reserve per default:
Case			$18.1
Total			$19.6

Default Rate	1.93%

	December 31, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,113	24%	$20,712	5%	$243,511	9%
Four to eleven payments	5,459	32	77,822	21	349,494	22
Twelve or more payments	7,331	43	274,465	73	470,859	58
Pending claims	60	1	2,397	1	2,852	84
Total case reserves	16,963	100%	375,396	100%	$1,066,716	35
IBNR			28,155
LAE			2,545
Total reserves for losses and LAE			$406,096

Average reserve per default:
Case			$22.1
Total			$23.9

Default Rate	2.16%

	March 31, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	5,487	19%	$39,244	10%	$329,223	12%
Four to eleven payments	16,157	56	215,949	57	1,022,979	21
Twelve or more payments	7,393	25	120,128	32	500,658	24
Pending claims	43	—	1,758	1	2,236	79
Total case reserves	29,080	100%	377,079	100%	$1,855,096	20
IBNR			28,281
LAE			4,451
Total reserves for losses and LAE			$409,811

Average reserve per default:
Case			$13.0
Total			$14.1

Default Rate	3.70%

				Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	March 31, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$423,640	9.1%	$448,793	9.1%
U.S. agency securities	—	—	5,504	0.1
U.S. agency mortgage-backed securities	854,775	18.3	1,008,863	20.3
Municipal debt securities	512,185	11.0	627,599	12.7
Non-U.S. government securities	71,743	1.5	79,743	1.6
Corporate debt securities	1,283,644	27.5	1,455,247	29.3
Residential and commercial mortgage securities	538,870	11.6	545,423	11.0
Asset-backed securities	594,451	12.8	581,703	11.7
Money market funds	383,597	8.2	210,012	4.2
Total investments available for sale	$4,662,905	100.0%	$4,962,887	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	March 31, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,372,351	50.9%	$2,412,273	48.6%
Aa1	80,491	1.7	96,331	1.9
Aa2	334,764	7.2	354,951	7.2
Aa3	212,344	4.5	221,914	4.5
A1	275,127	5.9	263,820	5.3
A2	413,390	8.9	427,282	8.6
A3	240,922	5.2	274,525	5.5
Baa1	226,229	4.8	305,204	6.1
Baa2	218,244	4.7	274,011	5.5
Baa3	190,644	4.1	240,755	4.9
Below Baa3	98,399	2.1	91,821	1.9
Total investments available for sale	$4,662,905	100.0%	$4,962,887	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	March 31, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,277,568	27.4%	$1,104,397	22.2%
1 to < 2 Years	398,752	8.6	561,297	11.3
2 to < 3 Years	412,012	8.8	539,174	10.9
3 to < 4 Years	514,026	11.0	593,663	12.0
4 to < 5 Years	615,448	13.2	663,127	13.4
5 or more Years	1,445,099	31.0	1,501,229	30.2
Total investments available for sale	$4,662,905	100.0%	$4,962,887	100.0%

Pre-tax investment income yield:
Three months ended March 31, 2022	2.10%

Holding company net cash and investments available for sale:
($ in thousands)
As of March 31, 2022	$578,579
As of December 31, 2021	$618,306

					Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	2022	2021
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,058,880	$2,950,107	$2,916,802	$2,809,087	$2,778,131

Combined net risk in force (2)	$30,331,197	$30,660,272	$30,766,379	$29,646,042	$29,358,191

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.3:1	10.8:1	10.9:1	10.9:1	11.0:1
Essent Guaranty of PA, Inc.	0.7:1	0.8:1	1.0:1	1.1:1	1.4:1
Combined (4)	9.9:1	10.4:1	10.5:1	10.6:1	10.6:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,194,939	$3,170,881	$3,161,780	$3,016,050	$2,996,651
Minimum Required Assets	1,840,069	1,791,551	1,951,096	1,731,843	1,864,262
PMIERs excess Available Assets	$1,354,870	$1,379,330	$1,210,684	$1,284,207	$1,132,389
PMIERs sufficiency ratio (6)	174%	177%	162%	174%	161%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,330,840	$1,301,937	$1,249,996	$1,192,077	$1,136,504

Net risk in force (2)	$16,527,587	$15,997,129	$15,466,651	$14,338,567	$12,905,289

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.